InvenTrust Properties

October 7, 2019


Kroge
WHOLE FOODS MARKET
HarrisTee

Letter to Stockholders

Dear Fellow Stockholder,

As of September 23, 2019, Computershare, a global leader in transfer agency services, became the new transfer agent for InvenTrust Properties Corp. replacing DST Systems. Computershare will provide shareholders with increased flexibility to access account information and improved call center service as well as providing a more competitive pricing structure to InvenTrust for our transfer agent services.

All shareholder account information and history has been transferred over from DST to Computershare. All you need to do is log into your account via the web-based tool at www.computershare.com/inventrustproperties. Registration is quick and easy. You may also call the toll-free number listed below and use the automated telephone support system or speak with a customer service representative if you need assistance.

Moving forward, all account information will be maintained online to continue InvenTrust's paperless "Green Initiative". Once you register and create your online account as well as consent to eDelivery and text messaging, you will have complete access 24/7 to your account information. Accounts registered for eDelivery will no longer receive paper statements. Instead, clients will be notified via email or text that a new document has been posted to their account online.

Contacting Computershare

Effective immediately, please direct your inquiries and transaction requests to Computershare using the options listed below:

Telephone Inquiries:
Investor Toll-Free Number:
1-855-377-0510 (U.S.)
1-781-575-2428 (non-U.S.)

Monday–Friday
8:30 a.m. to 6:00 p.m. (EST)

E-mail inquiries:
web.queries@computershare.com

Written requests:
Regular Mail:
Computershare
Attn: Alternative Investment Operations
P.O. Box 505013
Louisville, KY 40233-5013

Overnight Mail:
Computershare
Attn: Alternative Investment Operations
462 South 4th Street Suite 1600
Louisville, KY 40202

You can manage your account online via Investor Center www.computershare.com/inventrustproperties, Computershare’s Web-based tool for shareholders. Here you can view your account details, update your account information and process various transactions. For security purposes, stockholders that are corporations or certain Trusts will be limited to view-only access on Investor Center. We are excited to announce this change and expect minimal impact to our shareholders. As always, thank you for your investment and confidence in InvenTrust Properties. 3rd Quarter Cash Distribution For the third quarter of 2019, a cash distribution of $0.0184 per share was paid to all shareholders of record. If you have invested through a trustee, a distribution statement is enclosed. Sincerely, INVENTRUST PROPERTIES CORP. Thomas P. McGuinness President, CEO Forward-Looking Statements in this letter, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and involve known and unknown risks that are difficult to predict. For a discussion of factors that could materially affect the outcome of the Company’s forward- looking statements and our future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. You are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date of this letter. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward looking statements.